COMPUTATIONAL MATERIALS FOR SEMT 2003-5

Computational Materials

$[840,685,000] (Approximately)

Publicly Offered Certificates

Sequoia Mortgage Trust Series 2003-5

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank Minnesota, N.A.

Master Servicer

August 12, 2003

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen

(212) 449-0752

Paul Park

(212) 449-6380

Ted Bouloukos

(212) 449-5029

Fred Hubert

(212) 449-5071

Alan Chan

(212) 449-8140

Alice Chang

(212) 449-1701

Sonia Lee

(212) 449-5067

Amanda de Zutter

(212) 449-0425

Trading

Scott Soltas

(212) 449-3659

Charles Sorrentino

(212) 449-3659

Research

Glenn Costello

(212) 449-4457

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

DEAL STRUCTURE SUMMARY:

SEQUOIA MORTGAGE TRUST 2003-5

Mortgage Pass-Through Certificates

$[840,685,000] (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat)(2)	Pymt Window (Months) (Call/Mat)(2)	Certificate Interest Rates	Tranche Type	Expected Rtgs S&P/Moody’s/Fitch
A-1	$673,842,000	3.86/4.20	1 – 119 / 1 – 359	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$149,221,000	3.86/4.20	1 – 119 / 1 – 359	Floater (4)	Senior	AAA/Aaa/AAA
X-1A	$91,730,000 (6), (7)	Information Not Provided Hereby			Senior	AAA/Aaa/AAA
X-1B	$582,112,000 (6), (7)				Senior	AAA/Aaa/AAA
X-2	$149,221,000 (6), (7)				Senior	AAA/Aaa/AAA
X-B	$29,656,000 (6)				Senior	AAA/Aaa/AAA
A-R	$100				Senior	AAA/Aaa/AAA
B-1	$17,622,000	6.60/7.32	39 – 119 / 39 – 359	Floater (5)	Subordinate	AA/Aa2/AA
B-2	$6,876,000	Information Not Provided Hereby			Subordinate	A/A2/A
B-3	$5,158,000				Subordinate	BBB/Baa2/BBB
B-4	$2,149,000				Subordinate	BB/Ba2/BB
B-5	$1,289,000				Subordinate	B/B2/B
B-6	$3,439,266				Subordinate	NR/NR/NR
Total	$859,596,366

(1)

Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein).  Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class A-2, and Class B-1 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR.  The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, and Class B-1 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)

The Class A-1 Certificates will initially have an interest rate equal to the lesser of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC (as described herein) and (iii) 11.50%.

(4)

The Class A-2 Certificates will initially have an interest rate equal to the lesser of (i) Six-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC (as described herein) and (iii) 11.50%.  In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in September 2003.

(5)

The Class B-1 Certificates will initially have an interest rate equal to the lesser of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC and (iii) 11.50%.

(6)

Balances shown with respect to the Class X-1A, Class X-1B, Class X-2, and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7)

The Class X-1A, Class X-1B and Class X-2 Certificates may be divided into two more classes as may be described in the prospectus supplement.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

Depositor:

Sequoia Residential Funding, Inc.

Joint Lead Managers:

Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co.

Co-Managers:

Banc of America Securities LLC and Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank Minnesota, National Association.

Trustee:

HSBC Bank USA.

Custodian:

Deutsche Bank National Trust Company

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this Preliminary Term Sheet.

Cut-off Date:

August 1, 2003.

Pricing Date:

On or about August [14], 2003.

Closing Date:

On or about August [27], 2003.

Distribution Dates:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in September 2003.

Certificates:

The “Senior Certificates” will consist of the Class A-1 and Class A-2 (together, the “Class A Certificates”), the Class X-1A, Class X-1B, the Class X-2, and Class X-B (together, the “Class X Certificates”) and Class A-R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.

Offered Certificates:

The Class A and Class B-1 Certificates are being offered publicly.

Accrued Interest:

The Offered Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Offered Certificates for a given Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis.

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date (“the Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the “Clean-Up Call Date”) on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups of approximately 2,275 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $859,596,366 aggregate principal balance of Mortgage Loans, as of August 1, 2003. The Mortgage Loans are one-month LIBOR indexed (approximately 11.14% of the Mortgage Loans) or six-month LIBOR indexed (approximately 88.86% of the Mortgage Loans) Mortgage Loans.  Approximately 63.06%, 23.97%, 8.90%, and 4.07% of the Mortgage Loans were originated by GreenPoint Mortgage Funding, Inc. (“GreenPoint”), Morgan Stanley Credit Corporation (“MSCC”), Bank of America, N.A. (“Bank of America”) and  Cendant Mortgage Corp., respectively in accordance with the related underwriting guidelines specified in the prospectus supplement.

Group 1

Mortgage Loans:

The Group 1 Mortgage Loans have an aggregate principal balance of  $703,751,588, as of August 1, 2003, which equals approximately 81.87% of the Mortgage Loans.  The mortgage loans were originated by Greenpoint (approximately 62.85% of the Group 1 Mortgage Loans), Morgan Stanley (approximately 24.30% of the Group 1 Mortgage Loans), Bank of America (approximately 8.84% of the Group 1 Mortgage Loans), and Cendant Mortgage Corp. (approximately 4.01% of the Group 1 Mortgage Loans).

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

Approximately 13.61% and 86.39% of the Group 1 Mortgage Loans are one-month and six-month LIBOR indexed Mortgage Loans, respectively.  The Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 or 10 years.  After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

Group 2

Mortgage Loans:

The Group 2 Mortgage Loans have an aggregate principal balance of  $155,844,778, as of August 1, 2003, which equals approximately 18.13% of the Mortgage Loans.  The mortgage loans were originated by Greenpoint (approximately 63.99% of the Group 2 Mortgage Loans), Morgan Stanley (approximately 22.49% of the Group 2 Mortgage Loans), Bank of America (approximately 9.18% of the Group 2 Mortgage Loans), and Cendant Mortgage Corp. (approximately 4.33% of the Group 2 Mortgage Loans).

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans.  The Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 or 10 years.  After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

Group Subordinate

Amount:

For any Distribution Date and either Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the Principal Balance of the related Class A Certificates immediately before such Distribution Date.

Delay Days:

The Offered Certificates will have 0 delay days.

Net WAC Caps:

In the case of the Class A Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group; in the case of the Class B-1, the weighted average of the net mortgage rates for the Mortgage Loans in both Groups, weighted on the basis of the relative Group Subordinate Amount for each Group.

The Class A Certificates will have a coupon equal to the lesser of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class B-1 Certificates will have a coupon equal to the lesser of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the related Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the Class B-1 Certificate Interest Rate (without giving effect to the Net WAC Cap) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the Class A and Class B-1 Certificates (together, the “LIBOR Certificates”).  The Reserve Fund will be funded with any excess interest available after priority 1 through 5 in “Certificates Priority of Distributions” herein.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Certificates	S&P/Moody's/Fitch	Bond Sizes*	Initial Subordination*
Senior Certificates	AAA/Aaa/AAA	95.75%	4.25%
Class B-1	AA/Aa2/AA	2.05%	2.20%

*

Preliminary and subject to revision.

Shifting Interest:

Until the first Distribution Date occurring on or after September 2013, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.  There is no scheduled principal due on the Mortgage Loans for the first five years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

September 2003 – August 2013            0% Pro Rata Share

September 2013 – August 2014           30% Pro Rata Share

September 2014 – August 2015           40% Pro Rata Share

September 2015 – August 2016           60% Pro Rata Share

September 2016 – August 2017           80% Pro Rata Share

September 2017 and after

                  100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in September 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related Class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all principal prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their respective certificate principal balances.

Certificates’ Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Class A-R and Class A Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans.

2)

Class A-R Certificates, principal allocable to such Class.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, pro-rata, principal, until their respective certificate principal balances are reduced to zero, from the related Mortgage Loans.

4)

Class B-1 Certificates, accrued and unpaid interest at the respective Certificate Interest Rate.

5)

Class B-1 Certificates, respective shares of principal allocable to such Classes.

6)

To the Class A Certificates, to the extent funds are available in the Reserve Fund for such Certificates, the related Net WAC Shortfall amount.

7)

To the Class B-1 Certificates, the related Net WAC Shortfall amount.

8)

Class X-1A, Class X-1B, Class X-2, and Class X-B Certificates, concurrently, accrued interest.

9)

Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, first, accrued and unpaid interest at the respective Certificate Interest Rate and second, the respective shares of principal allocable to such Classes.

10)

Class A-R Certificate, any remaining amount.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

Group 1 Net WAC Cap Schedule for Class A-1

Group 2 Net WAC Cap Schedule for Class A-2

Subordinate Net WAC Cap Schedule for Class B-1

Assumptions:
20% CPR Hard Cap: 11.50% To Call Initial 1 Month LIBOR: 1.11% Initial 6 Month LIBOR: 1.18%

Assumed Mortgage Loan Characteristics

Group	Loan Type	Principal Balance ($)	Current Mtge Rate (%)	Expense Fee (%)	Net Mtge Rate (%)	Orig. Term to Mat. (mths)	Rem. Term to Mat. (mths)	Interest -Only Rem. (mths)	Gross Margin (%)	Max. Mtge Rate (%)	Min. Mtge Rate (%)	Next Rate Adjustment (Months)

1	One-Month LIBOR	35,103,083.85	3.32434	0.38250	2.94184	360	359	59	1.99598	12.00000	1.99598	1
1	One-Month LIBOR	60,698,867.20	2.74638	0.38321	2.36317	300	300	120	1.58942	12.00000	1.58942	1
1	Six-Month LIBOR	407,201,160.04	3.17933	0.38250	2.79683	360	359	59	1.98094	12.00751	1.98094	5
1	Six-Month LIBOR	200,748,476.94	3.00292	0.38366	2.61926	300	299	119	1.77666	12.00601	1.77666	5
2	Six-Month LIBOR	99,732,768.95	3.19386	0.38250	2.81136	360	359	59	1.98909	12.00000	1.98909	5
2	Six-Month LIBOR	56,112,008.90	2.95941	0.38291	2.57650	300	299	119	1.75762	12.00000	1.75762	5

The Group 1 Net WAC Cap, Group 2 Net WAC Cap, and Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

Distribution Period	Group 1 Net WAC Cap	Group 2 Net WAC Cap	Net WAC Cap
1	2.72%	2.73%	2.72%
2	3.95%	2.73%	3.73%
3	3.95%	2.73%	3.73%
4	3.95%	2.73%	3.73%
5	3.95%	2.73%	3.73%
6	11.50%	11.50%	11.50%
7 and after	11.50%	11.50%	11.50%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Total Current Balance	$859,596,366
Total Number of Loans	2,275

	Average/Weighted Average (1)	Minimum	Maximum
Current Balance	$377,845	$42,000	$3,000,000
Original Balance	$378,059	$42,000	$3,000,000

Current Mortgage Rate	3.101%	2.000%	4.000%
Expense Fee (2)	0.383%	0.383%	0.758%
Current Net Mortgage Rate	2.718%	1.618%	3.618%

Gross Margin	1.893%	1.000%	3.500%
Maximum Mortgage Rate	12.005%	11.750%	15.380%

Original LTV	67.95%	11.54%	100.00%
Effective LTV (3)	67.41%	11.54%	95.00%

Credit Score	733	600	820

Original Term	338 months	300 months	360 months
Remaining Term	337 months	251 months	360 months
Seasoning	1 months	0 months	49 months

Next Rate Reset	4 months	1 months	6 months
Rate Adj Freq	5 months	1 months	6 months
First Rate Adj Freq	5 months	1 months	6 months

IO Original term	82 months	60 months	120 months
IO Remaining Term	81 months	48 months	120 months

Top State Concentration ($)	CA(32.14%), FL(10.17%), GA(5.08%), AZ(4.98%), NC(3.81%)
Maximum Zip Code Concentration ($)	94024(0.84%)

First Pay Date	08/01/99	09/01/03
Next Rate Adjustment Date	09/01/03	02/01/04
Maturity Date	07/01/24	08/01/33

(1)

Based on current balances.

(2)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(3)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Greenpoint	1,572	$542,037,012.84	63.06%
Morgan Stanley	501	206,043,998.43	23.97
Bank of America	121	76,511,200.08	8.90
Cendant Mortgage Corp	81	35,004,154.53	4.07
Total:	2,275	$859,596,365.88	100.00%

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 Month LIBOR	203	$95,801,951.05	11.14%
6 Month LIBOR	2,072	763,794,414.83	88.86
Total:	2,275	$859,596,365.88	100.00%

Delinquency	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	2,275	$859,596,365.88	100.00%
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Range of Cut-Off Date Stated Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
25,000.01 to 50,000.00	4	$191,790.83	0.02%
50,000.01 to 75,000.00	39	2,566,530.12	0.30
75,000.01 to 100,000.00	100	8,980,247.33	1.04
100,000.01 to 200,000.00	573	85,752,858.92	9.98
200,000.01 to 300,000.00	462	115,106,753.94	13.39
300,000.01 to 400,000.00	341	119,331,830.56	13.88
400,000.01 to 500,000.00	239	108,349,512.71	12.60
500,000.01 to 600,000.00	157	86,521,605.25	10.07
600,000.01 to 700,000.00	111	71,415,723.23	8.31
700,000.01 to 800,000.00	71	54,255,524.89	6.31
800,000.01 to 900,000.00	37	31,680,553.80	3.69
900,000.01 to 1,000,000.00	74	72,226,606.29	8.40
1,000,000.01 to 1,500,000.00	41	50,826,192.01	5.91
1,500,000.01 to 2,000,000.00	22	40,785,800.00	4.74
2,500,000.01 to 3,000,000.00	4	11,604,836.00	1.35
Total:	2,275	$859,596,365.88	100.00%

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.751 to 2.000	1	$116,800.00	0.01%
2.001 to 2.250	4	1,073,200.00	0.12
2.251 to 2.500	29	9,915,563.60	1.15
2.501 to 2.750	553	210,370,895.01	24.47
2.751 to 3.000	399	141,402,898.04	16.45
3.001 to 3.250	717	262,776,577.65	30.57
3.251 to 3.500	539	217,739,507.65	25.33
3.501 to 3.750	29	9,439,760.51	1.10
3.751 to 4.000	4	6,761,163.42	0.79
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	4	$3,754,900.00	0.44%
1.125	2	988,000.00	0.11
1.250	16	4,682,488.60	0.54
1.375	12	3,927,110.64	0.46
1.500	166	74,969,058.12	8.72
1.625	466	168,550,204.99	19.61
1.750	136	46,591,636.46	5.42
1.875	347	118,651,797.52	13.80
2.000	547	219,002,500.90	25.48
2.125	215	80,518,881.62	9.37
2.250	362	136,955,787.03	15.93
2.500	1	400,000.00	0.05
3.500	1	604,000.00	0.07
Total:	2,275	$859,596,365.88	100.00%

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	703	$317,559,353.04	36.94%
360	1,572	542,037,012.84	63.06
Total:	2,275	$859,596,365.88	100.00%

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
247 to 252	1	$103,852.28	0.01%
271 to 276	2	2,059,201.68	0.24
283 to 288	2	1,027,649.00	0.12
289 to 294	7	3,967,688.44	0.46
295 to 300	691	310,400,961.64	36.11
343 to 348	1	570,000.00	0.07
349 to 354	6	2,540,035.42	0.30
355 to 360	1,565	538,926,977.42	62.70
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

IO Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
43 to 48	1	$570,000.00	0.07%
49 to 54	6	2,540,035.42	0.30
55 to 60	1,565	538,926,977.42	62.70
67 to 72	1	103,852.28	0.01
91 to 96	2	2,059,201.68	0.24
103 to 108	2	1,027,649.00	0.12
109 to 114	7	3,967,688.44	0.46
115 to 120	691	310,400,961.64	36.11
Total:	2,275	$859,596,365.88	100.00%

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
September 2003	216	$100,242,442.80	11.66%
October 2003	30	9,876,961.64	1.15
November 2003	78	30,973,993.84	3.60
December 2003	610	219,125,728.91	25.49
January 2004	798	288,152,689.39	33.52
February 2004	543	211,224,549.30	24.57
Total:	2,275	$859,596,365.88	100.00%

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 to 20.00	13	$2,564,950.00	0.30%
20.01 to 30.00	34	10,332,342.76	1.20
30.01 to 40.00	83	31,249,682.72	3.64
40.01 to 50.00	151	61,838,056.72	7.19
50.01 to 60.00	257	109,086,380.50	12.69
60.01 to 70.00	484	212,036,309.77	24.67
70.01 to 80.00	1,115	395,348,948.00	45.99
80.01 to 90.00	60	13,523,372.60	1.57
90.01 to 100.00	78	23,616,322.81	2.75
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Range of Effective Loan-to-Value Ratios (%) (1)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 to 20.00	13	$2,564,950.00	0.30%
20.01 to 30.00	34	10,332,342.76	1.20
30.01 to 40.00	83	31,249,682.72	3.64
40.01 to 50.00	152	63,102,556.72	7.34
50.01 to 60.00	260	110,226,380.50	12.82
60.01 to 70.00	513	224,248,777.05	26.09
70.01 to 80.00	1,115	395,348,948.00	45.99
80.01 to 90.00	57	12,691,372.60	1.48
90.01 to 100.00	48	9,831,355.53	1.14
Total:	2,275	$859,596,365.88	100.00%

(1)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	1	$236,250.00	0.03%
576 to 600	2	478,000.00	0.06
601 to 625	10	3,527,300.00	0.41
626 to 650	27	15,475,267.35	1.80
651 to 675	180	64,649,401.46	7.52
676 to 700	329	124,541,887.47	14.49
701 to 725	377	152,653,667.67	17.76
726 to 750	431	163,097,366.26	18.97
751 to 775	500	188,779,553.52	21.96
776 to 800	361	123,154,832.44	14.33
801 to 825	57	23,002,839.71	2.68
Total:	2,275	$859,596,365.88	100.00%

Amortization	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	2,275	$859,596,365.88	100.00%
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Loan Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full	1,243	$427,946,112.41	49.78%
Lite	201	68,866,279.31	8.01
Alternative	243	118,599,047.40	13.80
Limited	527	224,710,997.76	26.14
No Ratio	54	15,477,329.00	1.80
Asset, No Income	7	3,996,600.00	0.46
Total:	2,275	$859,596,365.88	100.00%

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	2,050	$778,397,726.68	90.55%
Second Home	154	66,910,611.11	7.78
Investment	71	14,288,028.09	1.66
Total:	2,275	$859,596,365.88	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	1,393	$550,588,183.19	64.05%
Townhouse	2	334,600.00	0.04
Condo	180	58,955,456.94	6.86
2-4 Family	25	10,233,139.00	1.19
Co-op	8	4,364,200.00	0.51
PUD	666	235,019,786.75	27.34
Manufactured Housing	1	101,000.00	0.01
Total:	2,275	$859,596,365.88	100.00%

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	603	$258,610,548.60	30.09%
Refinance - Rate Term	1,026	368,818,451.06	42.91
Refinance - Cashout	646	232,167,366.22	27.01
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

TOTAL MORTGAGE LOANS

As Of The Cut-Off Date

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	8	$2,923,999.00	0.34%
Arizona	173	42,802,038.64	4.98
Arkansas	1	122,500.00	0.01
California	563	276,234,346.32	32.14
Colorado	85	30,866,935.70	3.59
Connecticut	30	20,612,550.42	2.40
Delaware	1	190,000.00	0.02
District of Columbia	5	2,605,700.00	0.30
Florida	245	87,414,334.37	10.17
Georgia	134	43,688,971.70	5.08
Hawaii	4	2,910,000.00	0.34
Idaho	10	2,976,600.00	0.35
Illinois	59	31,834,838.50	3.70
Indiana	8	1,395,100.00	0.16
Kansas	4	1,671,600.00	0.19
Kentucky	2	485,999.99	0.06
Louisiana	6	1,543,650.00	0.18
Maine	1	200,000.00	0.02
Maryland	40	13,960,344.53	1.62
Massachusetts	44	27,554,376.08	3.21
Michigan	27	10,720,215.28	1.25
Minnesota	23	9,313,005.00	1.08
Mississippi	1	85,000.00	0.01
Missouri	15	6,922,750.00	0.81
Montana	3	415,500.00	0.05
Nebraska	1	283,000.00	0.03
Nevada	44	14,421,703.72	1.68
New Hampshire	8	1,961,752.68	0.23
New Jersey	64	23,279,394.34	2.71
New Mexico	10	2,568,070.26	0.30
New York	57	28,326,078.33	3.30
North Carolina	113	32,776,271.59	3.81
Ohio	115	22,349,461.54	2.60
Oklahoma	3	725,800.00	0.08
Oregon	21	6,815,724.63	0.79
Pennsylvania	39	11,291,594.47	1.31
Rhode Island	5	3,238,931.50	0.38
South Carolina	35	11,005,262.04	1.28
Tennessee	27	7,945,295.00	0.92
Texas	83	28,015,865.11	3.26
Utah	12	3,485,750.00	0.41
Virginia	57	16,220,179.57	1.89
Washington	78	21,967,865.57	2.56
Wisconsin	10	3,198,010.00	0.37
Wyoming	1	270,000.00	0.03
Total:	2,275	$859,596,365.88	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Total Current Balance	$703,751,588
Total Number of Loans	1,867

	Average/Weighted Average (1)	Minimum	Maximum
Current Balance	$376,942	$42,000	$3,000,000
Original Balance	$377,039	$42,000	$3,000,000

Current Mortgage Rate	3.099%	2.000%	4.000%
Expense Fee (2)	0.383%	0.383%	0.758%
Current Net Mortgage Rate	2.716%	1.618%	3.618%

Gross Margin	1.890%	1.000%	3.500%
Maximum Mortgage Rate	12.006%	11.750%	15.380%

Original LTV	67.87%	11.54%	100.00%
Effective LTV (3)	67.38%	11.54%	95.00%

Credit Score	733	600	820

Original Term	338 months	300 months	360 months
Remaining Term	336 months	251 months	360 months
Seasoning	1 months	0 months	49 months

Next Rate Reset	4 months	1 months	6 months
Rate Adj Freq	5 months	1 months	6 months
First Rate Adj Freq	5 months	1 months	6 months

IO Original term	82 months	60 months	120 months
IO Remaining Term	81 months	48 months	120 months

Top State Concentration ($)	CA(32.54%),FL(10.15%),GA(5.12%),AZ(4.90%),NC(3.98%)
Maximum Zip Code Concentration ($)	94583(0.95%)

First Pay Date	08/01/99	09/01/03
Next Rate Adjustment Date	09/01/03	02/01/04
Maturity Date	07/01/24	08/01/33

(1)

Based on current balances.

(2)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(3)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Greenpoint	1,294	$442,304,243.89	62.85%
Morgan Stanley	408	170,998,781.01	24.30
Bank of America	97	62,199,207.54	8.84
Cendant Mortgage Corp	68	28,249,355.59	4.01
Total:	1,867	$703,751,588.03	100.00%

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 Month LIBOR	203	$95,801,951.05	13.61%
6 Month LIBOR	1,664	607,949,636.98	86.39
Total:	1,867	$703,751,588.03	100.00%

Delinquency	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	1,867	$703,751,588.03	100.00%
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Range of Cut-Off Date Stated Principal Balances (S)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
25,000.01 to 50,000.00	4	$191,790.83	0.03%
50,000.01 to 75,000.00	26	1,701,544.66	0.24
75,000.01 to 100,000.00	83	7,480,472.66	1.06
100,000.01 to 200,000.00	486	72,392,047.34	10.29
200,000.01 to 300,000.00	380	94,703,332.60	13.46
300,000.01 to 400,000.00	272	95,175,849.40	13.52
400,000.01 to 500,000.00	192	87,169,523.04	12.39
500,000.01 to 600,000.00	134	73,839,832.26	10.49
600,000.01 to 700,000.00	87	55,854,575.23	7.94
700,000.01 to 800,000.00	61	46,652,955.24	6.63
800,000.01 to 900,000.00	25	21,395,553.80	3.04
900,000.01 to 1,000,000.00	60	58,396,606.29	8.30
1,000,000.01 to 1,500,000.00	34	41,624,468.68	5.91
1,500,000.01 to 2,000,000.00	19	35,568,200.00	5.05
2,500,000.01 to 3,000,000.00	4	11,604,836.00	1.65
Total:	1,867	$703,751,588.03	100.00%

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.751 to 2.000	1	$116,800.00	0.02%
2.001 to 2.250	3	905,200.00	0.13
2.251 to 2.500	24	8,504,613.60	1.21
2.501 to 2.750	450	173,909,078.57	24.71
2.751 to 3.000	328	113,804,589.45	16.17
3.001 to 3.250	587	213,963,526.78	30.40
3.251 to 3.500	442	177,809,355.70	25.27
3.501 to 3.750	29	9,439,760.51	1.34
3.751 to 4.000	3	5,298,663.42	0.75
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	3	$3,304,900.00	0.47%
1.125	1	288,000.00	0.04
1.250	10	3,083,788.60	0.44
1.375	12	3,927,110.64	0.56
1.500	157	72,024,210.10	10.23
1.625	360	130,145,947.62	18.49
1.750	105	34,575,966.82	4.91
1.875	287	96,991,756.09	13.78
2.000	458	184,438,576.87	26.21
2.125	183	66,776,240.81	9.49
2.250	289	107,191,090.48	15.23
2.500	1	400,000.00	0.06
3.500	1	604,000.00	0.09
Total:	1,867	$703,751,588.03	100.00%

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	573	$261,447,344.14	37.15%
360	1,294	442,304,243.89	62.85
Total:	1,867	$703,751,588.03	100.00%

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
247 to 252	1	$103,852.28	0.01%
271 to 276	2	2,059,201.68	0.29
283 to 288	1	251,100.00	0.04
289 to 294	6	2,505,188.44	0.36
295 to 300	563	256,528,001.74	36.45
343 to 348	1	570,000.00	0.08
349 to 354	6	2,540,035.42	0.36
355 to 360	1,287	439,194,208.47	62.41
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

IO Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
43 to 48	1	$570,000.00	0.08%
49 to 54	6	2,540,035.42	0.36
55 to 60	1,287	439,194,208.47	62.41
67 to 72	1	103,852.28	0.01
91 to 96	2	2,059,201.68	0.29
103 to 108	1	251,100.00	0.04
109 to 114	6	2,505,188.44	0.36
115 to 120	563	256,528,001.74	36.45
Total:	1,867	$703,751,588.03	100.00%

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
September 2003	214	$99,280,893.80	14.11%
October 2003	24	7,642,262.63	1.09
November 2003	64	24,703,557.87	3.51
December 2003	500	176,983,436.34	25.15
January 2004	651	235,279,405.51	33.43
February 2004	414	159,862,031.88	22.72
Total:	1,867	$703,751,588.03	100.00%

Range of Original Loan-to- Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 to 20.00	9	$1,929,850.00	0.27%
20.01 to 30.00	33	9,707,342.76	1.38
30.01 to 40.00	67	24,496,382.72	3.48
40.01 to 50.00	121	48,800,872.76	6.93
50.01 to 60.00	218	94,368,246.16	13.41
60.01 to 70.00	391	172,631,590.06	24.53
70.01 to 80.00	916	322,470,050.40	45.82
80.01 to 90.00	49	10,770,346.36	1.53
90.01 to 100.00	63	18,576,906.81	2.64
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Range of Effective Loan-to- Value Ratios (%) (1)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 to 20.00	9	$1,929,850.00	0.27%
20.01 to 30.00	33	9,707,342.76	1.38
30.01 to 40.00	67	24,496,382.72	3.48
40.01 to 50.00	122	50,065,372.76	7.11
50.01 to 60.00	219	94,453,246.16	13.42
60.01 to 70.00	414	182,007,057.34	25.86
70.01 to 80.00	916	322,470,050.40	45.82
80.01 to 90.00	47	10,398,346.36	1.48
90.01 to 100.00	40	8,223,939.53	1.17
Total:	1,867	$703,751,588.03	100.00%

(1)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	1	$236,250.00	0.03%
576 to 600	2	478,000.00	0.07
601 to 625	9	3,360,000.00	0.48
626 to 650	23	13,892,796.70	1.97
651 to 675	135	49,248,911.12	7.00
676 to 700	272	102,123,539.77	14.51
701 to 725	304	121,185,749.43	17.22
726 to 750	361	132,045,696.00	18.76
751 to 775	424	162,067,122.28	23.03
776 to 800	292	99,938,747.44	14.20
801 to 825	44	19,174,775.29	2.72
Total:	1,867	$703,751,588.03	100.00%

Amortization	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	1,867	$703,751,588.03	100.00%
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Loan Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full	1,017	$348,438,486.54	49.51%
Lite	160	54,611,214.89	7.76
Alternative	201	101,289,295.40	14.39
Limited	439	184,195,612.20	26.17
No Ratio	45	13,060,379.00	1.86
Asset, No Income	5	2,156,600.00	0.31
Total:	1,867	$703,751,588.03	100.00%

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	1,684	$637,024,347.37	90.52%
Second Home	124	54,806,231.12	7.79
Investment	59	11,921,009.54	1.69
Total:	1,867	$703,751,588.03	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	1,147	$454,019,375.68	64.51%
Townhouse	1	167,300.00	0.02
Condo	154	48,455,668.11	6.89
2-4 Family	22	8,856,639.00	1.26
Co-op	7	3,500,200.00	0.50
PUD	535	188,651,405.24	26.81
Manufactured Housing	1	101,000.00	0.01
Total:	1,867	$703,751,588.03	100.00%

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	491	$208,934,749.54	29.69%
Refinance - Rate Term	837	304,122,145.95	43.21
Refinance - Cashout	539	190,694,692.54	27.10
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 1 MORTGAGE LOANS

As Of The Cut-Off Date

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	7	$2,147,450.00	0.31%
Arizona	142	34,453,932.13	4.90
Arkansas	1	122,500.00	0.02
California	468	228,978,426.30	32.54
Colorado	65	23,205,780.67	3.30
Connecticut	24	16,745,150.42	2.38
Delaware	1	190,000.00	0.03
District of Columbia	3	2,073,500.00	0.29
Florida	207	71,439,868.56	10.15
Georgia	113	36,065,121.70	5.12
Hawaii	2	2,600,000.00	0.37
Idaho	8	2,210,700.00	0.31
Illinois	49	26,146,238.50	3.72
Indiana	6	1,252,000.00	0.18
Kansas	3	1,287,600.00	0.18
Kentucky	2	485,999.99	0.07
Louisiana	5	1,373,650.00	0.20
Maine	1	200,000.00	0.03
Maryland	28	9,658,269.20	1.37
Massachusetts	34	23,769,023.16	3.38
Michigan	23	9,757,465.28	1.39
Minnesota	19	6,990,355.00	0.99
Mississippi	1	85,000.00	0.01
Missouri	12	5,939,250.00	0.84
Nebraska	1	283,000.00	0.04
Nevada	33	10,403,703.72	1.48
New Hampshire	6	1,524,238.26	0.22
New Jersey	55	20,666,796.34	2.94
New Mexico	9	2,237,070.26	0.32
New York	48	23,912,578.33	3.40
North Carolina	99	27,974,601.60	3.98
Ohio	91	18,836,365.42	2.68
Oklahoma	2	380,200.00	0.05
Oregon	18	5,415,324.63	0.77
Pennsylvania	33	9,779,295.88	1.39
Rhode Island	5	3,238,931.50	0.46
South Carolina	31	8,434,512.04	1.20
Tennessee	23	6,846,295.00	0.97
Texas	60	19,633,742.31	2.79
Utah	11	3,165,250.00	0.45
Virginia	49	13,971,119.57	1.99
Washington	61	17,202,272.26	2.44
Wisconsin	8	2,669,010.00	0.38
Total:	1,867	$703,751,588.03	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Total Current Balance	$155,844,778
Total Number of Loans	408

	Average/Weighted Average (1)	Minimum	Maximum
Current Balance	$381,972	$51,100	$1,840,000
Original Balance	$382,725	$51,100	$1,840,000

Current Mortgage Rate	3.109%	2.250%	4.000%
Expense Fee (2)	0.383%	0.383%	0.508%
Current Net Mortgage Rate	2.727%	1.868%	3.618%

Gross Margin	1.906%	1.000%	2.250%
Maximum Mortgage Rate	12.000%	12.000%	12.000%

Original LTV	68.31%	12.82%	100.00%
Effective LTV (3)	67.57%	12.82%	95.00%

Credit Score	732	614	816

Original Term	338 months	300 months	360 months
Remaining Term	337 months	283 months	360 months
Seasoning	1 months	0 months	17 months

Next Rate Reset	5 months	1 months	6 months
Rate Adj Freq	6 months	6 months	6 months
First Rate Adj Freq	6 months	6 months	6 months

IO Original term	82 months	60 months	120 months
IO Remaining Term	80 months	55 months	120 months

Top State Concentration ($)	CA (30.32%), FL (10.25%), TX (5.38%), AZ (5.36%), CO (4.92%)
Maximum Zip Code Concentration ($)	28117 (1.32%)

First Pay Date		04/01/02	09/01/03
Next Rate Adjustment Date		09/01/03	02/01/04
Maturity Date		03/01/27	08/01/33

(1)

Based on current balances.

(2)

Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(3)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Greenpoint	278	$99,732,768.95	63.99%
Morgan Stanley	93	35,045,217.42	22.49
Bank of America	24	14,311,992.54	9.18
Cendant Mortgage Corp	13	6,754,798.94	4.33
Total:	408	$155,844,777.85	100.00%

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6 Month LIBOR	408	$155,844,777.85	100.00%
Total:	408	$155,844,777.85	100.00%

Delinquency	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	408	$155,844,777.85	100.00%
Total:	408	$155,844,777.85	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Range of Cut-Off Date Stated Principal Balances (S)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
50,000.01 to 75,000.00	13	$864,985.46	0.56%
75,000.01 to 100,000.00	17	1,499,774.67	0.96
100,000.01 to 200,000.00	87	13,360,811.58	8.57
200,000.01 to 300,000.00	82	20,403,421.34	13.09
300,000.01 to 400,000.00	69	24,155,981.16	15.50
400,000.01 to 500,000.00	47	21,179,989.67	13.59
500,000.01 to 600,000.00	23	12,681,772.99	8.14
600,000.01 to 700,000.00	24	15,561,148.00	9.99
700,000.01 to 800,000.00	10	7,602,569.65	4.88
800,000.01 to 900,000.00	12	10,285,000.00	6.60
900,000.01 to 1,000,000.00	14	13,830,000.00	8.87
1,000,000.01 to 1,500,000.00	7	9,201,723.33	5.90
1,500,000.01 to 2,000,000.00	3	5,217,600.00	3.35
Total:	408	$155,844,777.85	100.00%

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.001 to 2.250	1	$168,000.00	0.11%
2.251 to 2.500	5	1,410,950.00	0.91
2.501 to 2.750	103	36,461,816.44	23.40
2.751 to 3.000	71	27,598,308.59	17.71
3.001 to 3.250	130	48,813,050.87	31.32
3.251 to 3.500	97	39,930,151.95	25.62
3.751 to 4.000	1	1,462,500.00	0.94
Total:	408	$155,844,777.85	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	1	$450,000.00	0.29%
1.125	1	700,000.00	0.45
1.250	6	1,598,700.00	1.03
1.500	9	2,944,848.02	1.89
1.625	106	38,404,257.37	24.64
1.750	31	12,015,669.64	7.71
1.875	60	21,660,041.43	13.90
2.000	89	34,563,924.03	22.18
2.125	32	13,742,640.81	8.82
2.250	73	29,764,696.55	19.10
Total:	408	$155,844,777.85	100.00%

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	130	$56,112,008.90	36.01%
360	278	99,732,768.95	63.99
Total:	408	$155,844,777.85	100.00%

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
283 to 288	1	$776,549.00	0.50%
289 to 294	1	1,462,500.00	0.94
295 to 300	128	53,872,959.90	34.57
355 to 360	278	99,732,768.95	63.99
Total:	408	$155,844,777.85	100.00%

IO Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
55 to 60	278	$99,732,768.95	63.99%
103 to 108	1	776,549.00	0.50
109 to 114	1	1,462,500.00	0.94
115 to 120	128	53,872,959.90	34.57
Total:	408	$155,844,777.85	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
September 2003	2	$961,549.00	0.62%
October 2003	6	2,234,699.01	1.43
November 2003	14	6,270,435.97	4.02
December 2003	110	42,142,292.57	27.04
January 2004	147	52,873,283.88	33.93
February 2004	129	51,362,517.42	32.96
Total:	408	$155,844,777.85	100.00%

Range of Original Loan-to- Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 to 20.00	4	$635,100.00	0.41%
20.01 to 30.00	1	625,000.00	0.40
30.01 to 40.00	16	6,753,300.00	4.33
40.01 to 50.00	30	13,037,183.96	8.37
50.01 to 60.00	39	14,718,134.34	9.44
60.01 to 70.00	93	39,404,719.71	25.28
70.01 to 80.00	199	72,878,897.60	46.76
80.01 to 90.00	11	2,753,026.24	1.77
90.01 to 100.00	15	5,039,416.00	3.23
Total:	408	$155,844,777.85	100.00%

Range of Effective Loan-to- Value Ratios (%) (1)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 to 20.00	4	$635,100.00	0.41%
20.01 to 30.00	1	625,000.00	0.40
30.01 to 40.00	16	6,753,300.00	4.33
40.01 to 50.00	30	13,037,183.96	8.37
50.01 to 60.00	41	15,773,134.34	10.12
60.01 to 70.00	99	42,241,719.71	27.10
70.01 to 80.00	199	72,878,897.60	46.76
80.01 to 90.00	10	2,293,026.24	1.47
90.01 to 100.00	8	1,607,416.00	1.03
Total:	408	$155,844,777.85	100.00%

(1)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
601 to 625	1	$167,300.00	0.11%
626 to 650	4	1,582,470.65	1.02
651 to 675	45	15,400,490.34	9.88
676 to 700	57	22,418,347.70	14.39
701 to 725	73	31,467,918.24	20.19
726 to 750	70	31,051,670.26	19.92
751 to 775	76	26,712,431.24	17.14
776 to 800	69	23,216,085.00	14.90
801 to 825	13	3,828,064.42	2.46
Total:	408	$155,844,777.85	100.00%

Amortization	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	408	$155,844,777.85	100.00%
Total:	408	$155,844,777.85	100.00%

Loan Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full	226	$79,507,625.87	51.02%
Lite	41	14,255,064.42	9.15
Alternative	42	17,309,752.00	11.11
Limited	88	40,515,385.56	26.00
No Ratio	9	2,416,950.00	1.55
Asset, No Income	2	1,840,000.00	1.18
Total:	408	$155,844,777.85	100.00%

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	366	$141,373,379.31	90.71%
Second Home	30	12,104,379.99	7.77
Investment	12	2,367,018.55	1.52
Total:	408	$155,844,777.85	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	246	$96,568,807.51	61.96%
Townhouse	1	167,300.00	0.11
Condo	26	10,499,788.83	6.74
2-4 Family	3	1,376,500.00	0.88
Co-op	1	864,000.00	0.55
PUD	131	46,368,381.51	29.75
Total:	408	$155,844,777.85	100.00%

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	112	$49,675,799.06	31.88%
Refinance - Rate Term	189	64,696,305.11	41.51
Refinance – Cashout	107	41,472,673.68	26.61
Total:	408	$155,844,777.85	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

GROUP 2 MORTGAGE LOANS

As Of The Cut-Off Date

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	1	$776,549.00	0.50%
Arizona	31	8,348,106.51	5.36
California	95	47,255,920.02	30.32
Colorado	20	7,661,155.03	4.92
Connecticut	6	3,867,400.00	2.48
District of Columbia	2	532,200.00	0.34
Florida	38	15,974,465.81	10.25
Georgia	21	7,623,850.00	4.89
Hawaii	2	310,000.00	0.20
Idaho	2	765,900.00	0.49
Illinois	10	5,688,600.00	3.65
Indiana	2	143,100.00	0.09
Kansas	1	384,000.00	0.25
Louisiana	1	170,000.00	0.11
Maryland	12	4,302,075.33	2.76
Massachusetts	10	3,785,352.92	2.43
Michigan	4	962,750.00	0.62
Minnesota	4	2,322,650.00	1.49
Missouri	3	983,500.00	0.63
Montana	3	415,500.00	0.27
Nevada	11	4,018,000.00	2.58
New Hampshire	2	437,514.42	0.28
New Jersey	9	2,612,598.00	1.68
New Mexico	1	331,000.00	0.21
New York	9	4,413,500.00	2.83
North Carolina	14	4,801,669.99	3.08
Ohio	24	3,513,096.12	2.25
Oklahoma	1	345,600.00	0.22
Oregon	3	1,400,400.00	0.90
Pennsylvania	6	1,512,298.59	0.97
South Carolina	4	2,570,750.00	1.65
Tennessee	4	1,099,000.00	0.71
Texas	23	8,382,122.80	5.38
Utah	1	320,500.00	0.21
Virginia	8	2,249,060.00	1.44
Washington	17	4,765,593.31	3.06
Wisconsin	2	529,000.00	0.34
Wyoming	1	270,000.00	0.17
Total:	408	$155,844,777.85	100.00%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

To Maturity

Percentage of Class A-1 Certificate Principal Balance Outstanding

Date	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
Initial Percentage	100	100	100	100	100
20-Aug-04	90	84	79	74	69
20-Aug-05	80	71	62	54	47
20-Aug-06	72	60	49	40	32
20-Aug-07	64	50	39	30	22
20-Aug-08	57	42	31	22	16
20-Aug-09	50	35	25	17	11
20-Aug-10	44	30	19	12	7
20-Aug-11	39	25	15	9	5
20-Aug-12	34	21	12	7	4
20-Aug-13	30	17	9	5	2
20-Aug-14	26	14	7	3	2
20-Aug-15	22	11	5	2	1
20-Aug-16	19	9	4	2	1
20-Aug-17	16	7	3	1	*
20-Aug-18	14	6	2	1	*
20-Aug-19	11	5	2	1	*
20-Aug-20	10	4	1	*	*
20-Aug-21	8	3	1	*	*
20-Aug-22	6	2	1	*	*
20-Aug-23	5	2	*	*	*
20-Aug-24	4	1	*	*	*
20-Aug-25	3	1	*	*	*
20-Aug-26	2	1	*	*	*
20-Aug-27	2	*	*	*	*
20-Aug-28	1	*	*	*	*
20-Aug-29	1	*	*	*	*
20-Aug-30	1	*	*	*	*
20-Aug-31	*	*	*	*	*
20-Aug-32	*	*	*	*	*
20-Aug-33	0	0	0	0	0

Average Life (years)	7.64	5.51	4.2	3.31	2.69
First Principal Payment Date	Sep03	Sep03	Sep03	Sep03	Sep03
Last Principal Payment Date	Jul33	Jul33	Jul33	Jul33	Jul33

* = less than 0.5%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

To Maturity

Percentage of Class A-2 Certificate Principal Balance Outstanding

Date	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
Initial Percentage	100	100	100	100	100
20-Aug-04	90	84	79	74	69
20-Aug-05	80	71	62	54	47
20-Aug-06	72	60	49	40	32
20-Aug-07	64	50	39	30	22
20-Aug-08	57	42	31	22	16
20-Aug-09	50	35	25	17	11
20-Aug-10	44	29	19	12	7
20-Aug-11	39	25	15	9	5
20-Aug-12	34	20	12	7	4
20-Aug-13	30	17	9	5	2
20-Aug-14	26	14	7	3	2
20-Aug-15	22	11	5	2	1
20-Aug-16	19	9	4	2	1
20-Aug-17	16	7	3	1	*
20-Aug-18	14	6	2	1	*
20-Aug-19	11	5	2	1	*
20-Aug-20	10	4	1	*	*
20-Aug-21	8	3	1	*	*
20-Aug-22	6	2	1	*	*
20-Aug-23	5	2	*	*	*
20-Aug-24	4	1	*	*	*
20-Aug-25	3	1	*	*	*
20-Aug-26	2	1	*	*	*
20-Aug-27	2	*	*	*	*
20-Aug-28	1	*	*	*	*
20-Aug-29	1	*	*	*	*
20-Aug-30	1	*	*	*	*
20-Aug-31	*	*	*	*	*
20-Aug-32	*	*	*	*	*
20-Aug-33	0	0	0	0	0

Average Life (years)	7.68	5.55	4.22	3.34	2.71
First Principal Payment Date	Sep03	Sep03	Sep03	Sep03	Sep03
Last Principal Payment Date	Jul33	Jul33	Jul33	Jul33	Jul33

* = less than 0.5%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

To Maturity

Percentage of Class B-1 Certificate Principal Balance Outstanding

Date	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
Initial Percentage	100	100	100	100	100
20-Aug-04	100	100	100	100	100
20-Aug-05	100	100	100	100	100
20-Aug-06	100	100	100	92	84
20-Aug-07	100	100	83	69	59
20-Aug-08	100	90	66	52	41
20-Aug-09	100	75	52	38	28
20-Aug-10	93	63	41	28	19
20-Aug-11	82	52	32	21	13
20-Aug-12	73	43	25	15	9
20-Aug-13	64	36	20	11	6
20-Aug-14	55	29	15	8	4
20-Aug-15	47	24	12	6	3
20-Aug-16	40	19	9	4	2
20-Aug-17	34	15	7	3	1
20-Aug-18	29	12	5	2	1
20-Aug-19	24	10	4	1	1
20-Aug-20	20	8	3	1	*
20-Aug-21	17	6	2	1	*
20-Aug-22	14	5	1	*	*
20-Aug-23	11	4	1	*	*
20-Aug-24	9	3	1	*	*
20-Aug-25	7	2	1	*	*
20-Aug-26	5	1	*	*	*
20-Aug-27	4	1	*	*	*
20-Aug-28	2	1	*	*	*
20-Aug-29	2	*	*	*	*
20-Aug-30	1	*	*	*	*
20-Aug-31	1	*	*	*	*
20-Aug-32	*	*	*	*	*
20-Aug-33	0	0	0	0	0

Average Life (years)	12.86	9.51	7.32	6.05	5.22
First Principal Payment Date	Feb10	Jan08	Nov06	Feb06	Sep05
Last Principal Payment Date	Jul33	Jul33	Jul33	Jul33	Jul33

* = less than 0.5%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS FOR SEMT 2003-5

Discount Margin Table (To Call)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
A-1
Price 100.0000	31	31	31	31	31
WAL	7.25	5.13	3.86	3.02	2.44
Mod Dur	6.67	4.81	3.67	2.90	2.36
Principal Window	Sep03 - Sep20	Sep03 - Jun16	Sep03 - Jul13	Sep03 - Jun11	Sep03 - Jan10
A-2
Price 100.0000	33	33	33	33	33
WAL	7.25	5.13	3.86	3.02	2.44
Mod Dur	6.63	4.79	3.65	2.89	2.36
Principal Window	Sep03 - Sep20	Sep03 - Jun16	Sep03 - Jul13	Sep03 - Jun11	Sep03 - Jan10
B-1
Price 100.0000	60	60	60	60	60
WAL	12.05	8.70	6.60	5.37	4.58
Mod Dur	10.72	7.96	6.15	5.06	4.35
Principal Window	Feb10 - Sep20	Jan08 - Jun16	Nov06 - Jul13	Feb06 - Jun11	Sep05 - Jan10

Discount Margin Table (To Maturity)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
A-1
Price 100.0000	32	33	33	33	34
WAL	7.64	5.51	4.20	3.31	2.69
Mod Dur	6.96	5.12	3.95	3.15	2.58
Principal Window	Sep03 - Jul33	Sep03 - Jul33	Sep03 - Jul33	Sep03 - Jul33	Sep03 - Jul33
A-2
Price 100.0000	34	35	35	36	36
WAL	7.64	5.51	4.20	3.31	2.69
Mod Dur	6.92	5.09	3.93	3.14	2.57
Principal Window	Sep03 - Jul33	Sep03 - Jul33	Sep03 - Jul33	Sep03 - Jul33	Sep03 - Jul33
B-1
Price 100.0000	62	62	63	63	63
WAL	12.86	9.51	7.32	6.05	5.22
Mod Dur	11.29	8.58	6.73	5.63	4.90
Principal Window	Feb10 - Jul33	Jan08 - Jul33	Nov06 - Jul33	Feb06 - Jul33	Sep05 - Jul33

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.